UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2023

TRxADE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace, Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

(800) 261-0281

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 30, 2023, TRxADE HEALTH, Inc., a Delaware corporation (the “Company” or “MEDS”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Superlatus, Inc., a U.S.-based holding company of food products and distribution capabilities (“Superlatus”).

On July 14, 2023, the Company and Superlatus entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”; the transactions contemplated thereby, the “Merger”), which amends the merger consideration payable to the shareholders of Superlatus and adds the issuance of non-transferrable rights to receive shares of common stock of the Company at no cost to the shareholders of the Company in connection with the Merger. Unless otherwise defined herein, the capitalized terms used below are defined in the A&R Merger Agreement.

Pursuant to the terms of the A&R Merger Agreement, as a result of and upon the Effective Time, shareholders of Superlatus shall be entitled to an aggregate of 30,821,941 shares of the Company stock at $7.30 per share, which will be comprised of (i) 136,441 shares of common stock of the Company, representing 19.99% of the total issued and outstanding common stock of the Company after the consummation of the Merger, and (ii) 306,855 shares issued of Company’s Series B Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), with a conversion ratio of 100 to one.

In connection with the Merger, effective one (1) business day immediately prior to the Closing Date (the “MEDS Rights Record Date”), the Company shall issue to the shareholders of the Company as of the MEDS Rights Record Date, including the independent directors who are entitled to certain amount of common stock of the Company in connection with their 2023 annual compensation and regardless of whether the common stock has been issued or vest before the MEDS Rights Records Date (collectively, the “MEDS Rights Shareholders”) a non-transferrable right to receive one share of common stock of the Company at no cost (the “MEDS Rights”), with seven (7) MEDS Rights issued per share of common stock of the Company held as of the MEDS Rights Record Date.

In addition, the A&R Merger Agreement extends the timeline for delivery of ancillary documents in connection with the Merger, including the Superlatus Shareholder Support Agreement and Superlatus Lock-Up Agreement, to within 10 days of the entry of the A&R Merger Agreement. Except as described in this Item 1.01, the terms and provisions of the A&R Merger Agreement are materially consistent with the terms and provisions of the Original Merger Agreement.

A copy of the A&R Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the A&R Merger Agreement is qualified in its entirety by reference to such exhibit and by reference to the description of the Merger in the Company’s Current Report on 8-K filed June 30, 2023.

MEDS Lock-Up Agreement

Within ten (10) business days of the execution and delivery of the A&R Merger Agreement and as a condition and inducement to Superlatus’s willingness to enter into the A&R Merger Agreement, certain equity holders of the Company will enter into lock-up agreements.

MEDS Shareholder Registration Rights Agreement for MEDS Rights

As a condition to the issuance of the MEDS Rights to the MEDS Rights Shareholders in accordance with the A&R Merger Agreement, each MEDS Rights Shareholder will enter into a Registration Rights Agreement in the form to be agreed upon between the Company and Superlatus and their counsel, which will include agreement of such MEDS Rights Shareholder not to exercise any MEDS Right until the issuable shares of common stock for the MEDS Rights are duly registered in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and other applicable Laws or until receipt of written confirmation from the Company that no such registration is required and that such MEDS Rights Shareholder shall not transfer such common stock of the Company obtained in connection with such Registration Rights Agreement until the date that is one (1) year following the Closing Date.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the A&R Merger Agreement, the Company will issue shares of common stock and Series B Preferred Stock at the Effective Time. The A&R Merger Agreement also provides that the Company will issue the MEDS Rights at MEDS Rights Record Date. Such issuances will be made in reliance on the exemption from registration pursuant to Section 3(a)(9) or Section 4(a)(2) of the Securities Act, Regulation D under the Securities Act promulgated thereunder, and corresponding provisions of state securities or “blue sky” laws. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the securities will not involve a public offering and will be made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On July 14, 2023, the Company issued a press release announcing its entry into the A&R Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company and its industry, beliefs and assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to the following: agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; one or more conditions to closing of the proposed Merger not being satisfied within the expected timeframe or at all or that the closing of the proposed Merger does not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the Merger documents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the Merger; unanticipated difficulties or expenditures relating to the proposed Merger; potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; whether the combined business of the Company and Superlatus will be successful; and the areas detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated July 14, 2023 by and between TRxADE Health, Inc. and Superlatus, Inc.
99.1	Press Release, dated July 14, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

Dated: July 14, 2023